UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2023
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 7, 2023, the following proposals were approved by the stockholders of Nu Skin Enterprises, Inc. (the “Company”) at the Company’s 2023 Annual Meeting of Stockholders:

•	Election of nine directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders or until their earlier death, resignation or removal;

•	Advisory approval of the Company’s executive compensation; and

•	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

In addition, a majority of the shares that were voted at the meeting voted to conduct future stockholder advisory votes on the Company’s executive compensation annually.

The voting results were as follows:
	For	Against	Abstain	Broker Non-Votes
Election of Directors
Emma S. Battle	42,411,705	473,899	22,817	2,696,438
Daniel W. Campbell	41,748,283	1,137,199	22,939	2,696,438
Andrew D. Lipman	41,855,064	1,030,431	22,926	2,696,438
Steven J. Lund	41,626,516	1,259,507	22,398	2,696,438
Ryan S. Napierski	41,995,463	890,323	22,635	2,696,438
Laura Nathanson	42,366,437	519,167	22,817	2,696,438
Thomas R. Pisano	41,883,585	1,002,201	22,635	2,696,438
Zheqing (Simon) Shen	42,688,814	196,671	22,936	2,696,438
Edwina D. Woodbury	42,691,074	194,702	22,645	2,696,438

Advisory Approval of the Company’s Executive Compensation	42,369,023	507,952	31,446	2,696,438

Ratification of PricewaterhouseCoopers LLP	44,751,013	829,330	24,516	0

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Company’s Executive Compensation	38,657,844	1,776,736	2,458,877	14,964	2,696,438

In light of these results, the Company intends to continue holding stockholder advisory votes on its executive compensation annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ James D. Thomas
James D. Thomas
Chief Financial Officer
Date: June 8, 2023